UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Amendment No. 1

to

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 26, 2012
PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

Patrick Industries, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on October 30, 2012, disclosing that on October 26, 2012 (the “acquisition date”), the Company had acquired certain assets of Middlebury Hardwood Products, Inc. and Affiliate (collectively, “Middlebury Hardwoods”), a Middlebury, Indiana-based manufacturer and distributor of hardwood cabinet doors, components, fascia and other hardwood products for the recreational vehicle, manufactured housing, and residential kitchen cabinet industries for a purchase price, net of certain operating liabilities assumed, of approximately $20.3 million in cash. Subsequent to the acquisition date, the net cash purchase price decreased by approximately $0.5 million to approximately $19.8 million reflecting certain working capital adjustments.  The purpose of this Current Report on Form 8-K/A (Amendment No. 1) is to amend the Current Report on Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)
The consolidated financial statements of Middlebury Hardwood Products, Inc. and Affiliate as of December 31, 2011 and for the year then ended and independent auditor’s report are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(ii)
Unaudited condensed consolidated financial statements of Middlebury Hardwood Products, Inc. and Affiliate as of September 29, 2012 and December 31, 2011, and for the nine months ended September 29, 2012 and October 1, 2011 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information as of September 30, 2012 and for the year ended December 31, 2011, and for the nine months ended September 30, 2012 of Patrick Industries, Inc. and Middlebury Hardwood Products, Inc. and Affiliate on a condensed combined basis is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c)	Not Applicable.

(d)	The following exhibits are included with this report:

Exhibit 2.1   Asset Purchase Agreement, dated as of October 26, 2012, between Patrick Industries, Inc., Middlebury Hardwood Products, Inc. and its Shareholders (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 30, 2012).*

Exhibit 23.1    Consent of McGladrey LLP

Exhibit 99.1    Consolidated Financial Statements of Middlebury Hardwood Products, Inc. and Affiliate as of December 31, 2011 and for the year then ended and independent auditor’s report.

Exhibit 99.2    Unaudited condensed consolidated financial statements of Middlebury Hardwood Products, Inc. and Affiliate as of September 29, 2012 and December 31, 2011, and for the nine months ended September 29, 2012 and October 1, 2011.

Exhibit 99.3    Unaudited pro forma financial information as of September 30, 2012 and for the year ended December 31, 2011, and for the nine months ended September 30, 2012 of Patrick Industries, Inc. and Middlebury Hardwood Products, Inc. and Affiliate on a condensed combined basis.

*Pursuant to Item 601(b) of Regulation S-K, certain Exhibits and Schedules have been omitted from this Agreement.  The registrant will furnish a copy of any omitted Exhibit and Schedule to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: January 11, 2013	BY:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance and
Chief Financial Officer

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